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                                                                      Exhibit 23


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-00252) pertaining to the Equitable Resources, Inc. Employee Savings Plan of our report dated June 21, 2001, with respect to the financial statements and schedules of the Equitable Resources, Inc. Employee Savings Plan included in this Annual Report (Form 11-K) for the year ended December 29, 2000.

                                             /s/ Ernst & Young LLP
                                          ----------------------------
                                                 Ernst & Young LLP





Pittsburgh, Pennsylvania
June 21, 2001





















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